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Exhibit 99.1

AMENDMENT No. 1 TO
RESTATED BYLAWS OF FOREST OIL CORPORATION

ARTICLE 1—MEETINGS OF SHAREHOLDERS

        Article I of the Forest Oil Corporation Restated Bylaws dated as of February 14, 2001 shall be amended to include the following Section 4.

        Section 4.    (a)    The matters to be considered and brought before any annual or special meeting of shareholders of the corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 4.

          (b)  For any matter to be properly brought before any annual meeting of shareholders, the matter must be:

      specified in the notice of annual meeting given by or at the direction of the board of directors,

      otherwise brought before the annual meeting by or at the direction of the board of directors, or brought before the annual meeting in the manner specified in this Section 4, as applicable:

              (x)  by a shareholder that holds of record stock of the corporation entitled to vote at the annual meeting on such matter (including any election of a director), or

              (y)  by a person (a "Nominee Holder") that holds such stock through a nominee or "street name" holder of record of such stock who can demonstrate to the corporation such indirect ownership of, and such Nominee Holder's entitlement to vote, such stock on such matter.

        In addition to any other requirements under applicable law, the certificate of incorporation and these Bylaws, nominations for directors of the corporation and any other proposals by shareholders shall be properly brought before an annual meeting of shareholders only if notice of any such matter to be presented by a shareholder at such meeting (a "Shareholder Notice") shall be delivered to the Secretary of the corporation at the principal executive office of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year's annual meeting; provided, however, that for the 2003 Annual Meeting and only for the 2003 Annual Meeting, Shareholder Notice shall be deemed timely if delivered to the Secretary of the corporation no less than 15 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year's annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year's annual meeting, Shareholder Notice, to be timely, must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting, or not later than the 10th day following the day on which the public announcement of the date of such meeting is first made. As used in these Bylaws, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act").

          (c)  Any shareholder desiring to nominate any person or persons (as the case may be) for election as a director or directors of the corporation at an annual meeting of shareholders shall deliver, as part of such Shareholder Notice, a statement in writing setting forth:

      the name and address of the person or persons to be nominated,

      the number and class of all shares of each class of stock of the corporation owned of record and beneficially by each such nominee, as reported to such shareholder by such nominee,

      the information regarding each such nominee required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K adopted by the U.S. Securities and Exchange Commission,

      the signed consent by each such nominee to serve as a director of the corporation if elected,

      such shareholder's name and address,

      the number and class of all shares of each class of stock of the corporation owned of record and beneficially by such shareholder, and in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting.

        If a shareholder is entitled to vote only for a specific class or category of directors at a meeting (annual or special), such shareholder's right to nominate one or more individuals for election as a director at the meeting shall be limited to such class or category of directors.

        Notwithstanding any provision of this Section 4 to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation at the next annual meeting of shareholders is increased, for any reason (including, without limitation, by virtue of an increase in the size of the board of directors or a vote to elect a replacement director), and any of the nominees for director at the next annual meeting of shareholders are not publicly announced or disclosed by the corporation at least seventy days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year's annual meeting, a Shareholder Notice shall also be considered timely hereunder, but only with respect to nominees to stand for election at the next annual meeting who were not publicly announced or disclosed as specified above, if it shall be delivered to the Secretary at the principal executive office of the corporation not later than the close of business on the tenth day following the first day on which all such nominees shall have been publicly announced or disclosed.

          (d)  Any shareholder who gives a Shareholder Notice of any matter (other than a nomination for director) proposed to be brought before an annual meeting of shareholders shall deliver, as part of such Shareholder Notice:

            (1)  the text of the proposal to be presented,

      a brief written statement of the reasons why such shareholder favors the approval,

      such shareholder's name and address,

      the number and class of all shares of each class of stock of the corporation owned of record and beneficially by such shareholder,

      any material interest of such shareholder in the matter proposed (other than as a shareholder), if applicable, and in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of stock and entitlement to vote such stock on the matter proposed at the annual meeting.

          (e)  Except as provided in the penultimate paragraph of Section 4(c) above, no matter shall be properly brought before a special meeting of shareholders unless such matter shall have been brought before the meeting pursuant to the corporation's notice of such meeting. In the event the corporation calls for a special meeting of shareholders for the purpose of electing one or more directors to the board of directors, any shareholder entitled to vote for the election of such director(s) at such meeting may nominate a person or persons (as the case may be) for election to such position(s) as are specified in the corporation's notice of such meeting, but only if the Shareholder Notice required by Sections 4(b), (c) and (d) hereof shall be delivered to the Secretary at the principal executive office of the corporation not later than the close of business on the tenth day following the first day on which the date of the special meeting and either the names of all nominees proposed by the board of directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced or disclosed.

          (f)    For purpose of this Section 4, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission.

          (g)  In no event shall the adjournment of an annual meeting or a special meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 4. This Section 4 shall not apply to (i) any shareholder proposal made pursuant to Rule 14a-8 under the Exchange Act or (ii) any nomination of a director in an election in which the holders of one or more series of preferred stock of the corporation issued pursuant to the certificate of incorporation are entitled to vote (unless otherwise provided in the terms of such stock).

          (h)  The chairman of any meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this section and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

ARTICLE V—COMMITTEES

        Article V, Section 1 of the Company's Restated Bylaws dated as of February 14, 2001 shall be replaced in its entirety with the following:

          Section 1.    The board of directors, by resolution adopted by a majority of the entire board, may designate from among its members an executive committee of the board and/or other committees, each consisting of two (2) or more directors or such other number of directors as required by applicable legal or exchange listing requirements and each of which, to the extent provided in such resolution, shall have all the authority of the board, except as otherwise provided by law. Vacancies in the membership of any committee may be filled by the board at a regular or special meeting.

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  Exhibit 99.1
AMENDMENT No. 1 TO RESTATED BYLAWS OF FOREST OIL CORPORATION